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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934



                          DATE OF REPORT - June 4, 2002
                        (Date of Earliest Event Reported)

                           COLUMBIA LABORATORIES, INC.
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                           Commission File No. 1-10352

          Delaware                                         59-2758596
-----------------------------------------           ----------------------------
   (State of Incorporation)                              (I.R.S. Employer
                                                        Identification No.)

   220 South Orange Avenue, 2nd Floor
           Livingston, New Jersey                             07039
-----------------------------------------           ----------------------------
           (Address of principal                             Zip Code
             executive offices)

       Registrant's telephone number, including area code: (973) 994-3999


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Item 5.    Other Events.

On June 4, 2002, Columbia Laboratories, Inc., issued the press release attached hereto as Exhibit 99.1.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

           (c)   Exhibits.

                 99.1       Press Release dated June 4, 2002.

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                                   SIGNATURES
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      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  June 5, 2002

                                        COLUMBIA LABORATORIES, INC.



                                        By: /s/ David L. Weinberg
                                           -------------------------------
                                            Name:  David L. Weinberg
                                            Title: Chief Financial Officer

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                                 Exhibit Index

                              Exhibit Description

Ex #

99.1     Press Release Dated June 4, 2002.